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                                                                   EXHIBIT 10.14

                          Content Provider Agreement

This Content Provider Agreement (the "Agreement") is entered as of December 23, 1998 (the "Effective Date") by and between Infoseek Corporation ("Infoseek"), a California corporation, with its principal place of business at 1399 Moffett Park Drive, Sunnyvale, CA 94089 and Mpath Interactive, Inc. ("Mpath"), a Delaware corporation, through its mplayer.com division, with its principal place of business at 665 Clyde Avenue, Mountain View, California 94043.

                                   Recitals

A. Infoseek and its affiliates maintain Web sites on the Internet, including http://www.Infoseek.com, http://www.go.com, and such other URLs as may be
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     designated by Infoseek as successor, replacement, additional or alternative sites ("Go Network").

B. Mpath owns and operates a branded multi-player interactive game service on the World Wide Web located at the URL www.mplayer.com and www.hearme.com
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     (and such other URLs as may be designated by Mpath as successor, replacement, additional or alternative sites) ("mplayer.com") based on technology, including the Client Software (as defined below), that enables users to play multi-player games over the Internet including both third party personal computer resident games and online only games (collectively such game service is referred to herein as the "Service"); and

C. Mpath and Infoseek desire to create, on Go Network, Co-Branded Pages that contain a customized version of the Service, including certain online, interactive computer games and to promote each other's services as more fully set forth in this Agreement.

                                   Agreement

NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual covenants and conditions herein set forth, and with the intent to be legally bound thereby, Infoseek and Mpath hereby agree as follows:

1.   Definitions.
     -----------

1.1 "Affiliate" means a corporation or other legal entity in which Infoseek has and maintains directly or indirectly at least a twenty percent (20%) ownership interest or a corporation or other legal entity that has or maintains at least a twenty percent (20%) interest in Infoseek.

1.2 "Client Software" means the client software owned by Mpath, in object code form only, which is used by customers to access the Service and play games on the Service. For the purpose of clarity and the avoidance of doubt, Client Software does not include Mpath's POP.X software.

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1.3  "Co-Branded Pages" mean World Wide Web pages on Go Network that are co-
     branded with Infoseek Marks and Mpath Marks and that provide instructions to Users regarding how to download the Co-Branded Software and also contain or link to the End User License Agreement (as defined in Section 2.1) provided by Mpath. The Co-Branded Pages shall be hosted on Mpath servers. The URL for the Co-Branded Pages will be designated by Infoseek but will reside on URL "www.mplayer.go.com", as may be changed from time to time in
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     accordance with Section 2.3.

1.4 "Co-Branded Software" means a version of the Client Software branded equally prominently with both Infoseek Marks and Mpath Marks.

1.5 "Commerce Partner" means the third party, selected by Infoseek, who shall be responsible for processing e-commerce transactions initiated on the Co-Branded Pages or through the Co-Branded Software.

1.6 "Commerce Partner's Share" means that portion of the Gross Revenue retained by the Commerce Partner. For purpose of calculating Net Revenue the revenues received by Infoseek from the Commerce Partner may not be less than [XXXXX] of Gross Revenue.

1.7 "Confidential Information" means: (i) business information of a party that is not publicly known, including but not limited to, any information relating to a party's product plans, product designs, product costs, product prices, product names, finances, marketing plans, business opportunities, personnel, research, development or know-how; (ii) any information designated in writing by any party as "confidential" or "proprietary" or which, under the circumstances taken as a whole, would reasonably be deemed to be confidential; and (iii) the terms and conditions of this Agreement. "Confidential Information" excludes information that:
     (a) is or becomes known or available by publication, commercial use or otherwise through no fault of the receiving party; (b) is known to the receiving party at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party's further use or disclosure; or (c) is independently developed by the receiving party without access or reference to Confidential Information of the disclosing party.

1.8 "Go Chrome" means the common header utilized on Go Network, as further described on Exhibit E. The Go Chrome may be changed from time to time by Infoseek.

1.9 "Go Network Games Center" means an area on Go Network that displays and provides access to retail, online, interactive freeware and/or shareware computer games.

1.10 "Go Network Games Center Home Page" means the front Web page for the Go Network Games Center on Go Network.

1.11 "Go Network Home Page" means the front Web page for Go Network.

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1.12 "Gross Revenue" means the total amount of revenue actually received by the
     Commerce Partner from sales of products to Users who make such purchases through the "Buy" button or equivalent mechanism on the Co-Branded Pages or Co-Branded Software. Gross Revenue does not include any revenues generated from the sale of any products or services from other locations on the Go Network and Infoseek Web sites other than the Co-Branded Pages.

1.13 "Gross Revenue (Mpath)" means the total amount of revenue actually received by the Commerce Partner from sales of products to Users who make such purchases through the "Store" button or equivalent mechanism on the Co-Branded Pages or Co-Branded Software. Gross Revenue does not include any revenues generated from the sale of any products or services from other locations on mplayer.com.

1.14 "Infoseek Marks" means Infoseek's trademarks, trade names, service marks, service names and logos specified in Exhibit A.

1.15 "Mpath Marks" means Mpath's trademarks, trade names, service marks, service names and logos specified in Exhibit B.

1.16 "Net Revenue" means the amount paid to Infoseek and calculated as Gross Revenue less the Commerce Partner's Share reduced by documented write-offs for actual bad debt, fraud, refunds, returns, sales or excise taxes, and shipping and handling charges, if any.

1.17 "Net Revenue (Mpath)" means the amount paid to Mpath and calculated as Gross Revenue (Mpath) less the Commerce Partner's Share (i.e. Chips & Bits, in this instance with all changes to points of detail to make such defined term apply to Chips & Bits) reduced by documented write-offs for actual bad debt, fraud, refunds, returns, sales or excise taxes, and shipping and handling charges, if any.

1.18 "Retail Game" means a personal computer, Windows 95 or 98 operating system compatible game sold through traditional retail stores (in addition to other channels). Retail Games are offered for sale in packages with the game software stored on compact disc, floppy disc or some other media. On the Service the Retail Games are found in the Sports Community and the Gamers community. A few Retail Games such as Scrabble, Risk and Battleship are also found in the Classics/Casino community.

1.19 "Users" are individuals who access the Co-Branded Pages or use the Co-Branded Software.


2.   Co-Branded Pages
     ----------------

2.1  Co-Branded Software Distribution License.  Mpath hereby grants to Infoseek
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     and its Affiliates a non-exclusive, royalty-free, worldwide right and license to: (i) distribute,

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     display, perform and transmit Co-Branded Software on Go Network; (ii)
     permit users of Go Network to download the Co-Branded Software from Co-Branded Pages; and (iii) allow users of Go Network to use (subject to Mpath's standard form end user license agreement ("End User License Agreement") as attached to this Agreement as Exhibit F, which Mpath has designed such that users must consent on-line thereto prior to playing the games) the Co-Branded Software to play the games that are available on the Service. Mpath may revise the click-wrap end user license agreement attached hereto as Exhibit F from time to time and such revisions are subject to Infoseek's prior written approval which may not be unreasonably withheld or delayed. The version of the Co-Branded Software that Users may download under this Section 2.1 shall be substantially in the form, and contain the same features, as the Client Software that Users may download from mplayer.com on the Effective Date. During the term of this Agreement, Mpath will promptly (but within [XXXXX] of commercial release) provide Infoseek with all revisions and upgrades for the Co-Branded Software that are available to Mpath's other customers. Mpath agrees that a Go Chrome will be included on the Co-Branded Software. The Co-Branded Software will conform to the functionality and features described in Exhibit J.

2.2  Customized Co-Branded Software.  Mpath will: (i) create, subject to
     ------------------------------
     Infoseek's reasonable approval, Co-Branded Software, which shall be customized for Go Network based on the Client Software; (ii) provide Infoseek with the Co-Branded Software in an electronic format to be agreed upon by the parties and by electronic transmission; (iii) include in Co-Branded Software the ability to launch Co-Branded Software from a desktop co-branded game icon, which, except for Mpath Marks thereon, shall be owned by Infoseek. If Mpath makes any revisions and/or upgrades for the Co-Branded Software that will materially affect the art files for the Co-Branded Software distributed by Infoseek, then Mpath agrees to notify Infoseek of the effect of such revisions and/or upgrades within [XXXXX] prior to commercial release of such revisions and/or upgrades and include a copy of such revisions and/or upgrades along with such notice. Infoseek's use of any such revisions or upgrades is subject to the license rights granted by Mpath to Infoseek with respect to the Co-Branded Software expressly stated in this Agreement. On the Co-Branded Pages Infoseek will offer Users a download of the Co-Branded Software. The Client Software may be downloaded from the Service on mplayer.com. Users will not be charged a fee to download the Co-Branded Software from the Co-Branded Pages. The Co-Branded Software will be provided to Infoseek pursuant to this Section and available for public use no later than [XXXXX].

2.3  Co-Branded Pages.  Mpath will redesign, in compliance with Go Network
     ----------------
     design standards, approximately [XXXXX] game-related pages from the Service for the Co-Branded Pages, based on templates provided by Infoseek. The [XXXXX] will be displayed in substantially the form attached as Exhibit D, [XXXXX] as demonstrated on Exhibit D, on the Co-Branded Pages. The parties must mutually agree, in writing, upon the final design of the Co-Branded Pages for commercial release. The Co-Branded Pages

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     will reside on Mpath servers, or such other servers as Infoseek may designate from time to time. It is currently anticipated that the Co-Branded Pages will have the URL "www.mplayer.go.com", which URL may be
                                      ------------------
     changed from time to time by Infoseek provided that "mplayer" remains as an element of the URL. The Co-Branded Pages will contain general descriptions of the games playable with the Co-Branded Software, provide instructions to Users regarding how to download the Co-Branded Software and will enable Users to download the Co-Branded Software. The descriptions of the games playable with the Co-Branded Software and instructions regarding how to download the Co-Branded Software will be provided by Mpath, and will be subject to Infoseek's prior written approval which may not be unreasonably withheld or delayed. In addition, the Co-Branded Pages will feature a conspicuous notice stating that all comments, questions and/or complaints about the Co-Branded Software or the games playable with the Co-Branded Software should be addressed to Mpath and will provide a mailing address and an electronic mail address to which such comments and complaints should be directed. Mpath agrees to exercise commercially reasonable efforts to
     (i) respond to all such comments and complaints in a timely and professional manner; and (ii) update the Co-Branded Pages as necessary to keep them current with equivalent content on mplayer.com. In no event may Mpath make any representations or statements on behalf of Infoseek without Infoseek's prior written approval. Mpath will exercise best efforts to produce and complete the Co-Branded Pages on or before [XXXXX], and, in any event, will produce and complete the Co-Branded Pages not later than [XXXXX].

2.4  Operations and Content. Mpath will provide [XXXXX]. Mpath will be [XXXXX].
     ----------------------
     All content on the Co-Branded Pages shall be subject to Infoseek's reasonable approval; Infoseek may request the deletion of any content that does not meet its reasonable approval. Infoseek's content guidelines are attached as Exhibit G and Mpath agrees to follow such content guidelines in the production and creation of the Co-Branded Pages and the Co-Branded Software. During the term of the Agreement, the Service shall be [XXXXX]. However, the foregoing shall [XXXXX]:

     (a) within the Go Network Games Center, if such game content or functionality is:

          (i)  not available from Mpath; or
          (ii) available from Mpath, but it does not meet the performance, quality or delivery deadlines required by Infoseek;

     or

     (b)  in any area of Go Network outside of the Go Network Games Center

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     Under Section 2.4(b)(i) a game is deemed to be not available from Mpath if
     Infoseek gives Mpath written notice of Infoseek's requirement to have such game content available on the Co-Branded Pages and on the Service and after such notice Mpath within [xxxxx] after such notice, (A) fails to respond or responds that it declines to obtain the rights to make such game content available under this Agreement on the Co-Branded Pages at no additional charge or (B) indicates in writing that it will obtain such rights and fails to make the game content available within the [xxxxx] period after Mpath's response. If Mpath indicates that Mpath will obtain the necessary rights, Mpath shall then have [xxxxx] from the date of Mpath's response to make such games available on the Co-Branded Pages. This Section shall in no way restrict infoseek's ability to include (a) advertising or other promotional material or information from Mpath's competitors, game retailers, or other parties within any area of the Go Network, including the Go Network Games Center, and/or (b) any game related content in any location outside of Go Network Games Center.

2.5  Mpath Support.  When a user who has downloaded the Co-Branded Software from
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     the Co-Branded Pages selects a game compatible with the Service to play, the user will be transported via Internet to one of Web or Service servers. All games available from the Co-Branded Pages will be played on the Mpath's
     Web or Service servers.   Mplayer will: (i) be responsible to all Users of
     the Co-Branded Pages for all aspects of the operation of the Client Software, Co-Branded Software, and the content on the Co-Branded Pages, including, but not limited to, handling problems and questions; (ii) be responsible for providing customer support to Users of the Co-Branded Pages with respect to the use of the Co-Branded Pages and the games the playable with the Co-Branded Software; and (iii) respond to all user comments, questions and complaints promptly and in a professional manner, consistent with industry standards for such support. Customer support will include technical or telephone support for both game play and issues relating to use of the Co-Branded Pages. The customer support provided by Mpath will be consistent with industry standards. As of the Effective Date Mpath offers customer support for billing issues [XXXXX], and customer support for technical problems [XXXXX]. Mpath's standard online mplayer.com support is available to users at no charge.

2.6  Uptime Performance. Mpath agrees maintain a [XXXXX] uptime for the Co-
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     Branded Pages within each [XXXXX] period of this Agreement (with the exception of any scheduled maintenance performed by Mpath) as measured by HTML requests from Infoseek at [XXXXX] intervals with [XXXXX] time-outs ("Uptime Performance"). If service for the Co-Branded Pages fails to meet such Uptime Performance standards and is not corrected within [XXXXX] from written notification to Mpath by Infoseek, Infoseek may immediately terminate this Agreement upon written notice. Uptime Performance means a User is able to link to the Co-Branded Pages. Such Uptime Performance shall be measured by multiple independent third party ISPs.

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2.7  Functional Performance. Service for the Co-Branded Pages shall function
     ----------------------
     [XXXXX] of the time within each [XXXXX] period (with the exception of any scheduled maintenance performed by Mpath) as measured by HTML requests from Infoseek at [XXXXX] intervals with [XXXXX] time-outs. If service for the Co-Branded Pages fails to meet such Functional Performance (as defined below) standards for a period of [XXXXX] after written notification by Infoseek, Infoseek may immediately terminate the Agreement upon written notice. Functional Service means a User can access information and activate hyperlinks on the Co-Branded Pages. Such Functional Performance shall be measured by multiple independent third party ISPs.

3.   Revenue and Advertising.
     -----------------------

3.1  Sales Responsibility. Infoseek shall have the exclusive right to sell all
     --------------------
     advertising on the Co-Branded Pages and [XXXXX] revenues generated by such advertising sales shall belong solely to Infoseek. Mpath shall be responsible for displaying and serving all such advertising. Mpath shall have the exclusive right to sell advertisements to be embedded in the Co-Branded Software, and interstitial ads that are embedded within the Co-Branded Software, and [XXXXX] revenues generated by such advertising sales shall belong solely to Mpath.

3.2  Advertising Responsibility. Mpath shall comply with Infoseek's written
     --------------------------
     advertising guidelines for advertising served by Mpath and embedded in the Co-Branded Software, as such advertising guidelines are promulgated from time to time by Infoseek for its own advertising sales on the Go Network. Infoseek may reject any advertising embedded in the Co-Branded Software which, as determined in Infoseek's commercially reasonable discretion, does not conform with Infoseek's written advertising guidelines which are generally provided to Infoseek's other content providers as revised by Infoseek from time to time. Infoseek's advertising guidelines which are generally provided to Infoseek's other content providers are attached as Exhibit H and Mpath agrees to follow such advertising guidelines in the production and creation of the advertising for the Co-Branded Software. Mpath will display all such advertising banners sold by Infoseek on the Co-Branded Pages, as reasonably requested by Infoseek.

3.3  Revenue Allocation. Infoseek will retain [XXXXX] of the revenue earned by
     ------------------
     Infoseek for all advertising sold for display on the Co-Branded Pages and sold by or for the Infoseek sales organization. Mpath will retain [XXXXX] of the revenue earned by Mpath for advertisements to be embedded in the Co-Branded Software.

3.4  NRE Costs.  Mpath will exert commercially reasonable efforts to confirm
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     the non-recurring engineering costs of integrating Infoseek's e-commerce partner as the e-commerce pathway from the Co-Branded Software "store" button. If such non-recurring engineering costs exceed [XXXXX] then and subject to Infoseek's prior written approval, Infoseek will be responsible for reimbursing Mpath for all reasonable non-recurring engineering costs incurred in performing such integration. If Infoseek does not agree to reimburse Mpath for the costs of the integration, then Mpath will be under no obligation

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       to perform such integration.

3.5 E-commerce Revenue Split. Beginning [XXXXX] Infoseek agrees to pay Mpath [XXXXX] Subject to [XXXXX], Infoseek will pay to Mpath all amounts due and payable to Mpath under this Section within [XXXXX] after [XXXXX] based on [XXXXX]. [XXXXX] after [XXXXX], Infoseek will deliver to Mpath a report which will provide all information reasonably necessary for computation and confirmation of payments due, payable and creditable to Mpath from Infoseek under this Section, if any, for such [XXXXX] period.

4.1.1  Interim E-Commerce Arrangement. Until Infoseek appoints its Commerce
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       Partner, the parties agree to use Chips & Bits a corporation with its principal office in Burlington, Vermont ("Chips & Bits") as the Commerce Partner to process e-commerce transactions for certain computer products on the Co-Branded Pages and collect Gross Revenues (Mpath), pursuant to its existing agreement with Mpath. Mpath will work with Chips & Bits to implement and maintain a tracking system that will enable Mpath to record and report Gross Revenue ("Mpath"). While Chips & Bits is acting as the Commerce Partner, all payment and reporting obligations set forth in
       Section 3.5 shall be the obligations of Mpath. Mpath shall pay to Infoseek [XXXXX] of the Net Revenues (Mpath) paid to Mpath by Chips & Bits. Mpath has advised Infoseek that under the agreement between Mpath and Chips & Bits, Chips & Bits can and will (subject to Section 14) perform the services described in this Section 3.5.1.

3.6    Audit.  For [XXXXX] after receipt of Net Revenue by Infoseek, Infoseek
       -----
       will maintain records and books, in accordance with generally accepted accounting principles, regarding Net Revenue. A nationally-recognized independent certified public accountant (not hired on a contingent-fee basis) selected and paid for by Mpath may, subject to the confidentiality provisions of this Agreement, upon reasonable prior notice and during normal business hours, inspect the records of Infoseek on which such reports are based no more than [XXXXX] per calendar year and [XXXXX] within [XXXXX] after termination of this Agreement. If, upon performing such audit, it is determined that Infoseek has underpaid Mpath, Infoseek will pay to Mpath the amount of the underpayment within thirty (30) days of completion of the audit. If, upon performing such audit, Infoseek has overpaid Mpath, Infoseek may offset the amount of any such overpayment against any balance owing from Infoseek to Mpath. If such offset is not commercially reasonable, Infoseek may invoice Mpath for such amount and Mpath agrees to pay such invoice within thirty (30) days. Notwithstanding the requirement that Mpath pay for the audit, if such underpayment exceeds [XXXXX] of the amounts due Mpath in the period being audited, Infoseek will bear all reasonable expenses and costs of such audit up to the amount of the underpayment. Infoseek shall have all of the rights to audit granted to Mpath in this Section 3.6 with respect to Gross Revenues (Mpath) collected by Chips & Bits and paid to Mpath pursuant to Section 3.5.1.

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4.   Ownership and User Data.
     -----------------------

4.1  Infoseek IP Rights.  Infoseek will remain the sole and exclusive owner of
     ------------------
     all right, title and interest in the Infoseek Marks, Infoseek proprietary software, Go Network, Go Chrome, and all intellectual property rights, including derivative works, therein.

4.2  Mpath IP Rights.  Mpath will remain the sole and exclusive owner of all
     ---------------
     right, title and interest in the Service, the Client Software, the Co-Branded Software, and Mpath Marks and all intellectual property rights, including derivative works, therein (except for any Infoseek Marks incorporated into the Co-Branded Pages or the Co-Branded Software).

4.3  No Implied Licenses.  There are no implied licenses granted under this
     -------------------
     Agreement. Neither party may reverse engineer, reverse compile, reduce to human perceivable form, or disassemble any software of the other party, except as expressly authorized in this Agreement.

4.4  Use of Reports.  The User data and related usage statistics reported by
     --------------
     Mpath to Infoseek under Section 7.1(iii) will be owned by Infoseek and considered Infoseek's Confidential Information. Mpath acknowledges and agrees that [XXXXX]; provided, however, Mpath may [XXXXX] provided [XXXXX].

4.5  User Data Ownership and Use.  When it is generally available to all content
     ---------------------------
     providers, all Users will register for the Co-Branded Pages through Infoseek's [XXXXX], referred to in Section 7.5. The [XXXXX] functionality will exclude use of the Service by children under 18. Infoseek will exclusively own all data, collected by or for Infoseek, concerning Users. Such User information [XXXXX]. The parties acknowledge that if Users do not consent to the transmission to Mpath of their User registration data for the Service, that such Users will not have access to the Service. Subject to the restrictions expressed in this Section, Infoseek agrees to provide Mpath with the User data specified in Exhibit K. Notwithstanding the foregoing, Infoseek [XXXXX]. For example, to the extent [XXXXX] Mpath may [XXXXX]. Under no circumstances shall the parties use any User data to solicit children under the age of 13.

5.   Mpath Marks. Mpath hereby grants to Infoseek a non-exclusive license to use
     -----------
the Mpath Marks in connection with Infoseek's performance of its obligations under this Agreement and the

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marketing of Go Network Games Center, provided that Mpath will have the right to approve such use in advance, in writing, which approval shall not be unreasonably withheld or delayed. Mpath will be deemed to have approved such use if Infoseek does not receive notice of disapproval from Mpath within ten (10) business days after Mpath receives a request for approval from Infoseek. When Infoseek uses an Mpath Mark under this Agreement, Infoseek must reference the Mpath Mark as being owned by Mpath as specified in Exhibit B. Nothing in this Agreement grants Infoseek ownership or any rights in or to the Mpath Marks, except in accordance with this license, and any use of the Mpath Marks by Infoseek under this Agreement is for and shall inure to the benefit of Mpath.
The rights granted to Infoseek in this license will terminate upon any termination of this Agreement.

6.   Infoseek Marks. Infoseek hereby grants to Mpath a non-exclusive license to
     --------------
use Infoseek Marks, in connection with Mpath's distribution and marketing of the availability of Go Network Games Center on the Service under this Agreement, provided that Infoseek must approve such use in advance, in writing, which approval may not be unreasonably withheld or delayed. Infoseek will be deemed to have approved such use if Mpath does not receive notice of disapproval from Infoseek within ten (10) business days after Infoseek receives a request for approval from Mpath. When Mpath uses a Infoseek Mark under this Agreement, Mpath must reference the Infoseek Mark as being owned by Infoseek as specified
in Exhibit A.   Nothing in this Agreement grants Mpath ownership or any rights in or to the Infoseek Marks, except in accordance with this license, and any use of the Infoseek Marks by Mpath under this Agreement shall inure to the benefit of Infoseek. The rights granted to Mpath in this license will terminate upon any termination of this Agreement.

7.   Marketing.
     ---------

7.1  Mpath Marketing.  Mpath will provide Infoseek with: (i) reasonably
     ---------------
     detailed registration data relating to Users who play games on the Service;
     (ii) [XXXXX] advertising impressions to be displayed on the Service (subject to availability, only advertising space not sold by Mpath or otherwise committed to other partners shall be available for such promotions subject to reasonable efforts by Mpath to fairly allocate advertising space to Infoseek on a pro rata basis with Mpath's other non-cash advertising commitments) per quarter to direct the Users to Go Network. Mpath agrees to provide Infoseek, in a manner consistent with Mpath's standard advertising reporting procedures, with a reasonably detailed report on the monthly advertising impressions run for Infoseek; and (iii) all User data and related usage statistics for the Co-Branded Pages, including for example and without limitation:

     (a)  specific usage data for games on the Service played by Users;

     (b) Service sign-up rates from Co-Branded Software distribution or from Users;

     (c)  merchandising response rates;

     (d)  tournament and event response rates;

     (e)  online life cycle analysis;

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     (f)  customer feedback;

     (g)  market research and demographic profiles;

     (h)  page views on Co-Branded Pages;

     (i) reasonably detailed information on available advertising inventory on Co-Branded Pages; and

     (j) any other information as Infoseek may from time to time reasonably request from Mpath related to usage of the Co-Branded Pages and Co-Branded Software.

     Mpath agrees to provide reasonable training for Infoseek's sales force on selling advertising for Go Network Games Center Web pages on Go Network.
                                                                  ----------

7.2  Infoseek Marketing.  Infoseek agrees to:
     ------------------

     (i)    promote the Co-Branded Software on all Co-Branded Pages with both
            (a) a co-branded logo button, and (b) an active hypertext mplayer.com logo that links to mplayer.com. A mock-up of a sample Co-Branded Page is included as Exhibit D;

     (ii) promote the Co-Branded Pages by utilizing a minimum (subject to availability, only advertising space not sold by Infoseek or otherwise committed to other content partners shall be available for such promotions subject to reasonable efforts by Infoseek to fairly allocate standard advertising banner space to Mpath on a pro rata basis with Infoseek's other non-cash advertising commitments) of [XXXXX] advertising banner impressions per quarter outside of the Go Network Games Center on Go Network to direct users of Go Network to
                                    ----------
            the Co-Branded Pages. Such advertising banners shall include some mplayer.com logo attribution to the Service. Infoseek agrees to provide, in a manner consistent with Infoseek's standard advertising banner reporting procedures, Mpath with a reasonably detailed report on the monthly advertising impressions run for Mpath;

     (iii) display approved active hyperlinks from within the Co-Branded Pages to locations that display selected news, rankings, ladders, forums, teams, events, and bulletin board services from the Service, all subject to Infoseek's approval. Mpath agrees to, at Infoseek's discretion, do one of the following: (a) include active hyperlinks to the Go Network from the aforementioned locations; or (b) reformat copies of the aforementioned locations activated by the hyperlink to comply with the Infoseek template for Go Network Web pages. The resulting product of Sections 7.2((iii)(a) or (b) will be subject to Infoseek's reasonable prior written approval for compliance with the Go Network Web page template;

     (iv) include an active hyperlink text reference to the Service in an attribution line at the bottom of each of the following pages: the Go Network Games Center Home

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            Page and each Co-Branded Page;


     (v) maintain on the Go Network Games Center Home Page at all times during the term of the Agreement a content box which references the Service and highlights the activities on the Co-Branded Pages and Co-Branded Software;

     (vi) maintain one (1) hypertext link within the events box on the Go Games Network Games Center Home Page that will link to events featured in the Co-Branded Pages; and

     (vii) grant Mpath a [XXXXX] CPM rate for run-of-site banner Web advertising on Go Network to promote Mpath services to the Infoseek and Go Network communities (subject to Infoseek's standard advertising agreement); target areas and key words are not included. Such [XXXXX] CPM rate will be subject to an equivalent percentage increase if Infoseek's standard advertising rates increase. (Thus, by way of example only, if Infoseek's standard advertising rates increase by 30%, such [XXXXX] CPM will be increased by 30% to [XXXXX])

     Mpath will not have a logo on Go Network Games Center Home Page. However, if and to the extent Infoseek's policies with respect to non-Infoseek and non-Affiliate logos (other than those currently on the page) change to uniformly accept placement of third party logos on the Go Network Games Center Home Page or the Go Network Home Page, then Infoseek agrees, at a minimum, to include the mplayer.com logo as a hyperlink on the Go Network
                             -------------------------------
     Games Center Home Page or the Go Network Home Page, as appropriate, subject to Mpath's written acceptance of logo placement on similar terms and conditions as those required of the third parties placing logos on the Go Network Games Center Home Page or the Go Network Home Page. It shall be Mpath's responsibility to notify Infoseek if Mpath observes third party logos on the Go Network Games Center Home Page or the Go Network Home Page and request a proposal for similar placement subject to similar terms and conditions.

7.3  Mutual Reach Activities. Mpath agrees to provide a direct html link on the
     -----------------------
     Co-Branded Software to direct Users back to Go Network after playing games
                                                 ----------
     on the Service. The text and block diagram representing the user experience flow from the Go Network Games Center to the Service are included as Exhibit C and this is the model for traffic flow that the parties agree to follow. If the Web monitoring services, such as Media Metrics, do not recognize Mpath's reach as outlined in Exhibit C, then the parties agree to exercise commercially reasonable efforts to redesign the traffic flow so that Mpath's proportional reach is measured and recognized.

7.4  Publicity. Infoseek and Mpath may each make press releases about the
     ---------
     existence and contents of the Agreement (except with respect to specific financial terms) with the prior written (including confirmed email) approval of the other of the contents and timing of the press release, which approval shall not be unreasonably withheld or delayed. If the

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     party from whom approval is sought does not approve or reject such press release within five (5) business days of submission for approval, such press release shall be deemed approved. Also, the parties agree to negotiate in good faith a combined Go Network release with mplayer.com mentioned in the heading of the release; provided that any such press release copy shall be subject to mutual written consent, the timing of such press release shall be determined by launch of the Go Network Games Center, and no financial details of the agreement will be disclosed.

7.5  [XXXXX].  Mpath agrees to exert commercially reasonable efforts to
     -------
     integrate Go Network Games Center and the Co-Branded Software so that they work with Infoseek's [XXXXX] once the [XXXXX] is commercially launched. If such integration costs exceed [XXXXX], Infoseek may either (i) [XXXXX]; or
     (ii) [XXXXX]. Mpath will provide Infoseek with reasonable documentation concerning all such costs.

8.   Warranties.
     ----------

8.1  BY INFOSEEK.  INFOSEEK REPRESENTS AND WARRANTS THAT: (I) [XXXXX] (II)
     -----------
     [XXXXX] (III) [XXXX] AND (IV) [XXXXX]

8.2  BY MPATH. MPATH REPRESENTS AND WARRANTS THAT: (I) IT IS THE OWNER OR
     --------
     LICENSEE OF THE MPATH MARKS, THE SERVICE, AND THE GAMES THAT CAN BE PLAYED ON THE SERVICE (EXCEPT AS IDENTIFIED IN EXHIBIT I) AND THE CO-BRANDED PAGES (OTHER THAN INFOSEEK MARKS THEREON), THE CLIENT SOFTWARE, THE CO-BRANDED SOFTWARE (EXCEPT FOR THE INFOSEEK MARKS), AND ALL INTELLECTUAL PROPERTY RIGHTS THEREIN; (II) IT HAS NOT ENTERED INTO ANY AGREEMENTS OF ANY KIND INCONSISTENT WITH OR CONTRARY TO THIS AGREEMENT; (III) THE USE OF THE MPATH MARKS, THE SERVICE, THE CO-BRANDED PAGES, THE CO-BRANDED SOFTWARE, AND THE CLIENT SOFTWARE UNDER THIS AGREEMENT WILL NOT VIOLATE OR INFRINGE ANY COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER RIGHTS (OTHER THAN PATENT) OF ANY THIRD PARTY; (IV) THE USE OF THE MPATH MARKS, THE SERVICE, THE CO-BRANDED PAGES, THE CO-BRANDED SOFTWARE, AND THE CLIENT SOFTWARE UNDER THIS AGREEMENT WILL NOT, TO THE BEST OF MPATH'S KNOWLEDGE, VIOLATE OR INFRINGE ANY PATENT RIGHT OF ANY THIRD PARTY; (V) THE OPERATION OF THE CO-BRANDED PAGES AND THE GAMES THAT CAN BE PLAYED THEREON WILL BE IN ACCORDANCE WITH ALL APPLICABLE LAWS AND REGULATIONS; (VI) IT HAS SUFFICIENT RIGHT AND AUTHORITY TO ENTER INTO THIS AGREEMENT AND TO GRANT THE LICENSES AND RIGHTS GRANTED UNDER THIS AGREEMENT; (VII) THE CO-BRANDED SOFTWARE WILL BE DISTRIBUTED TO USERS IN GOOD WORKING ORDER, FREE OF MATERIAL PROGRAMMING DEFECTS, AND TO THE BEST OF MPATH'S KNOWLEDGE ALSO FREE OF VIRUSES, WORMS, OR DISABLING DEVICES AND THAT MPATH EXERCISES COMMERCIALLY REASONABLE PRECAUTIONS TO SCAN AND

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     ELIMINATE FOR VIRUSES, WORMS, OR DISABLING DEVICES; (VIII) THE CONTENT
     DISPLAYED ON THE CO-BRANDED PAGES AND THE GAMES THAT CAN BE PLAYED ON THE SERVICE, TO THE BEST OF MPATH'S KNOWLEDGE AND BASED ON REPRESENTATIONS AND WARRANTIES RECEIVED BY MPATH FROM ITS LICENSORS, WILL NOT VIOLATE ANY LAWS OR ANY RIGHTS OF ANY THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, SUCH VIOLATIONS AS INFRINGEMENT OR MISAPPROPRIATION OF ANY COPYRIGHT, PATENT, TRADEMARK, TRADE DRESS, TRADE SECRET, MUSIC, IMAGE, OR OTHER PROPRIETARY OR PROPERTY RIGHT, FALSE ADVERTISING, UNFAIR COMPETITION, DEFAMATION, INVASION OF PRIVACY OR PUBLICITY RIGHTS, MORAL OR OTHERWISE, OR RIGHTS OF CELEBRITY, VIOLATION OF ANY ANTI-DISCRIMINATION LAW OR REGULATION, OR ANY OTHER RIGHT OF ANY PERSON OR ENTITY; (IX) THE CONTENT DISPLAYED ON THE CO-BRANDED PAGES BY MPATH WILL NOT CONTAIN ANY MATERIAL THAT IS: UNLAWFUL, FRAUDULENT, THREATENING, ABUSIVE, HARASSING, DEFAMATORY, VULGAR, OBSCENE (WITHIN STATUTORY OR COMMON LAW DEFINITION), PROFANE, HATEFUL, RACIALLY, ETHNICALLY, OR OTHERWISE ACTIONABLE AT LAW, INCLUDING, WITHOUT LIMITATION, ANY MATERIAL THAT SUPPORTS, PROMOTES OR OTHERWISE ENCOURAGES WRONGFUL CONDUCT THAT WOULD CONSTITUTE A CRIMINAL OFFENSE, GIVE RISE TO CIVIL LIABILITY, OR OTHERWISE VIOLATE ANY APPLICABLE LOCAL, STATE, NATIONAL OR INTERNATIONAL LAWS; AND (X) WITH RESPECT TO THE CLIENT SOFTWARE AND CO-BRANDED SOFTWARE, THE OCCURRENCE IN OR USE BY THE SOFTWARE OF DATES BEFORE, ON OR AFTER JANUARY 1, 2000 WILL NOT ADVERSELY AFFECT THE PERFORMANCE OF THE SOFTWARE WITH RESPECT TO DATE-DEPENDENT DATA, COMPUTATIONS, OUTPUT, OR OTHER FUNCTIONS.

8.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES IN SECTIONS 8.1 AND 8.2 ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS SET FORTH IN SECTIONS 8.1 AND 8.2, NEITHER PARTY MAKES ANY, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER HAS NOT MADE ANY, AND HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE GO NETWORK, THE SERVICE, THE SOFTWARE, THE CO-BRANDED PAGES, THE GO NETWORK GAMES CENTER, THE CO-BRANDED SOFTWARE, OR ANY OTHER SERVICES OR TECHNOLOGIES TO BE PROVIDED HEREUNDER.

8.4  Indemnification.   Mpath will defend, indemnify and hold Infoseek and its
     ---------------
     directors, officers, agents, employees and Affiliates (within the scope of Affiliates rights as expressly stated in this Agreement) harmless from and against any and all claims, damages, liabilities, costs and expenses (including all reasonable attorney's fees) arising out of:

     (i) the breach or alleged breach of any warranty made by Mpath under this Agreement; or

     (ii) any patent infringement claim against the Service, the Co-Branded Software, and/or the Client Software; and

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     (iii)  any cause of action by any third party game publisher, game owner, or game distributor arising from any game that can be played on the Service.

     Infoseek will [XXXXX] Mpath and its directors, officers, agents, employees and affiliated companies [XXXXX]. The indemnifying party shall not be liable for any claims, damages, liabilities, costs or expenses unless the party seeking indemnification gives the indemnifying party prompt written notice of any such claims, damages, liabilities, costs or expenses and cooperates fully with the indemnifying party at the indemnifying party's expense in the defense, compromise or settlement of any claims.

9.   Confidentiality.
     ---------------

9.1  Confidentiality Restrictions.  Each party will take reasonable steps, at
     ----------------------------
     least including the steps it takes to protect its own most valuable proprietary information to prevent the duplication or disclosure of the other party's Confidential Information, other than by or to its, or its affiliates', employees or agents who must have access to the Confidential Information to perform the party's obligations hereunder. However, each party may disclose Confidential Information of the other party: (i) pursuant to the order or requirement of a court, administrative agency or other governmental body, provided that such party give reasonable notice to the other party to contest such order or requirement; or (ii) on a confidential basis to legal and financial advisors, and in the course of investment or financing due diligence subject to reasonable written confidentiality restrictions. In no event, without Mpath's prior written consent, may;

     (A)  MPATH CONFIDENTIAL INFORMATION, OR

     (B) ANY MPATH PROPRIETARY CODE DELIVERED BY MPATH TO INFOSEEK UNDER THIS AGREEMENT;

     be used by Infoseek on any game playing service other than the Service or the Go Network Games Center.

9.2  Return of Confidential Information.  No later than fifteen (15) business
     ----------------------------------
     days after termination or expiration of this Agreement, the recipient of Confidential Information will return all Confidential Information and all copies thereof to the owner. With respect to documents or data storage media containing Confidential Information of the other party, the recipient may elect to delete therefrom all such Confidential Information, in which event the recipient shall, upon written request from the owner, deliver to the owner a certificate, signed by an authorized representative of the recipient, to the effect that all Confidential Information of the owner has been returned or deleted.

10.  Term and Termination.   This Agreement commences on the Effective Date and
     --------------------
     continues

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     in full force and effect for an initial term of [XXXXX] after commercial launch (excluding public alpha and beta testing) of the Co-Branded Pages on the Go Network Games Center, unless earlier terminated in accordance with this Section. Either party may terminate this Agreement immediately in the event of: (i) the other party's material breach of any obligation under this Agreement, which breach is not remedied within fifteen (15) calendar days of the defaulting party's receipt of written notice of the breach; or
     (ii) the other party's petition for bankruptcy or reorganization, or the assignment for the benefit of creditors of the other party. Sections 1, 3.3, 3.6, 4, 8.3, 8.4, 9, 11, 12, 13, 14, 16, 17, 19, and 20 survive the expiration or termination of this Agreement. Upon termination of this Agreement, Mpath shall immediately remove the Infoseek Marks from the Co-Branded Software download site.

11.  Limitation of Liability. REGARDLESS WHETHER ANY REMEDY SET FORTH IN THIS
     -----------------------
     AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OR REVENUE OF THE OTHER PARTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT EVEN IF THE PARTY SHALL HAVE BEEN INFORMED IN ADVANCE OF SUCH DAMAGES. THE LIMITATION OF LIABILITY IS REFLECTED IN THE CONSIDERATION EXCHANGED IN THIS AGREEMENT. The limitation in this Section shall not apply to either party's obligations of indemnity pursuant to Section 8.4.

12.  Governing Law.  This Agreement is governed, controlled, interpreted and
     -------------
     defined by and under the laws of the State of California and the United States, without reference to California's the conflicts of laws rules. Each party irrevocably consents to the exclusive jurisdiction of any state or federal court for or within Santa Clara County, California over any action or proceeding arising out of or related to this Agreement, and waives any objection to venue or inconvenience of the forum in any such court. If any litigation or proceeding is brought by either party against the other in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all reasonable costs, attorneys' fees and other expenses incurred by such prevailing party.

13.  Notices.  All notices required or permitted under this Agreement will be in
     -------
     writing, will reference this Agreement, will be sent via U.S. express mail or private express courier or by tele-facsimile (with receipt confirmed via telephone) and will be effective upon receipt at the address stated below. Notice will be addressed as follows, unless all parties to the Agreement are notified in writing of a change of address, in which event notice will be sent to the new address:

          To Infoseek:   Infoseek Corporation

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                    Attention: Legal Department
                    1399 Moffett Park Drive
                    Sunnyvale, CA 94089
                    Phone: (408) 543-6000
                    Fax:   (408) 734-9358

          With a copy to:

          To Mpath: Murray Vince
                    Director of Legal Services
                    Mpath Interactive, Inc.
                    665 Clyde Avenue
                    Mountain View, California  94043
                    Phone:  (650) 429-3611
                    Fax:    (650) 429-1954

14.  Force Majeure.   Neither party will be liable to the other under the terms
     -------------
     of this Agreement for any delays, preemptions or other failure to perform when such delays, preemptions or failures are due to any cause beyond the control of the party whose performance is so affected, including, without limitation, fire, war, earthquake, strike, riot, labor dispute, or an act of God. In the event of any such delay, preemption or failure, the affected performing party will promptly notify the other party of the nature and anticipated length of continuance of such force majeure, and during such period both parties will be excused from performance hereunder. No such failure or delay constitutes a material breach of this Agreement.

15.  No Assignment.  Neither party may assign its rights or obligations under
     -------------
     this Agreement, by operation of law or otherwise, without the express written consent of the other; except that a party may assign this Agreement to an affiliate commonly owned and controlled by the party or to any other third party in connection with the merger or acquisition of the party or sale of all or substantially all of its assets used primarily in connection with this Agreement. [XXXXX]; [XXXXX], [XXXXX], [XXXXX], [XXXXX], [XXXXX], [XXXXX], and [XXXXX]. Each party agrees to provide no less than thirty (30) business days' prior notification of any authorized assignment under this Agreement, including assignment to an affiliate or as part of an asset sale. Any attempted assignment except as allowed by the immediately preceding sentence is null and void. Subject to the foregoing, this Agreement will benefit and bind the successors and assigns of the parties.

16.  Independent Contractors.  The parties to this Agreement are independent
     -----------------------
     contractors and nothing in this Agreement contained shall be deemed to create a joint venture, partnership or agency relationship between the parties to this Agreement. No party shall have any

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     power to enter into any contracts or commitments in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever.

17.  Interpretation.  Any headings contained in this Agreement are for
     --------------
     convenience only and shall not be employed in interpreting this Agreement. The parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of or against either party.

18.  Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
     each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement. The parties may sign facsimile copies of this Agreement that shall each be deemed originals.

19.  Waiver.  The failure of either party to insist upon or enforce strict
     ------
     performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance; rather the same shall be and remain in full force and effect.

20.  Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
     the parties with respect to the subject matter to this Agreement, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Mpath Interactive, Inc.                  Infoseek Corporation


By: /s/ Thomas C. Garland, Jr.        By: /s/ Andrew Newton
    --------------------------            -----------------
        Authorized Signature                  Authorized Signature


Name:   Thomas C. Garland, Jr.        Name:   Andrew E. Newton
      --------------------------            --------------------------
Title:  Vice President                Title:  VP & General Counsel
      --------------------------            --------------------------
Date:   1/11/99                       Date:   December 18, 1998
      --------------------------            --------------------------
Address: 665 Clyde Ave.               Address: 1399 Moffett Park Drive
         Mountain View, CA 94043               Sunnyvale, CA 94089-1134

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                                   EXHIBIT A
                                INFOSEEK MARKS


Infoseek to provide:

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]


Infoseek may update this Exhibit, in writing, from time to time during the term of the Agreement and Mpath agrees to implement any such changes in Mpath's use of the Infoseek Marks within a reasonable period of time.

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                                   EXHIBIT B
                                  MPATH MARKS

1.  Registered Trademarks

Mpath Interactive(R)
Mplayer(R)
ScribbleTalk(R)
Wanna Play?(R)

Mpath Interactive, Mplayer, Scribbletalk, and Wanna Play? are registered trademarks of Mpath Interactive, Inc.


2.  Trademarks

Active Chat(TM)
Active Communications(TM)
Active Communities(TM)
It's About People(TM)
Earth's Free Multiplayer Game Service(TM)
Gizmo Game Player(TM)
Hearme(TM)
Mpath(TM)
The Mpath logo(TM)
The Mplayer logo(TM)
mplayer.com(TM)
Mplay(TM)

Active Chat, Active Communications, Active Communities, It's About People, Earth's Free Multiplayer Game Service, Gizmo Game Player, Hearme, Mpath, the Mpath logo, the Mplayer logo, mplayer.com, and Mplay are trademarks of Mpath Interactive, Inc.

Mpath may update this Exhibit from time to time during the term of the Agreement and Developer agrees to implement any such changes within a reasonable period of time.

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                                   EXHIBIT C
                             USER EXPERIENCE FLOW

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                                   EXHIBIT D
                    SECTION 7.2(I) CO-BRANDED PAGE MOCK-UP

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                                   EXHIBIT E
                             MOCK UP OF GO CHROME

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                                   EXHIBIT F
                          END USER LICENSE AGREEMENT
Mplayer.com Agreement

Welcome to mplayer.com. Mpath Interactive, Inc. ("Mpath") provides the mplayer.com game service ("mplayer.com") to you ("you"), subject to the terms of this agreement. Mplayer.com provides free unlimited access to a wide variety of games. As part of mplayer.com, Mpath maintains a World Wide Web site, www.mplayer.com (the "Web Site"). The following are the terms and conditions for use of mplayer.com and the Web Site, along with any amendments thereto, and any operating rules or policies that may be published from time to time by mplayer.com (collectively, the "Mplayer.com Agreement" or "MA"). Please read them carefully. The term "Member" in this MA refers to any person or entity that has entered into this MA with Mpath.

There is an optional premium service available called mplayer.com Plus, but you will not be charged for it unless you actively sign up for it and enter your credit card information. The premium service areas and special pay-to-play events are clearly defined, and will provide you with a complete explanation and description of costs and services before you are allowed to purchase them. You will not be obligated to any charges if you press cancel any time prior to accepting a charge.

You must be at least 18 years of age to accept this MA. Minors should access mplayer.com only by having an adult register for them and open an account that the adult authorizes the minor to use. Mpath will at times require that the registrant provide sufficient information to indicate that the registrant is an adult. BY COMPLETING THE REGISTRATION PROCESS, DOWNLOADING THE SOFTWARE, AND CLICKING THE "I ACCEPT" BUTTON, YOU ARE STATING THAT YOU ARE AT LEAST 18 YEARS OF AGE OR A MINOR WITH PARENTAL CONSENT TO USE MPLAYER.COM, AND THAT YOU AGREE TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS MA.

Mpath may elect at its sole discretion to monitor some, all or none of the areas of mplayer.com for adherence to this MA.

1.   ACCOUNT INFORMATION.

(i) Registration. You agree to provide Mpath with ongoing, accurate, complete, and updated registration information. Failure to do so constitutes a breach of this MA and unauthorized access to mplayer.com, and may result in immediate termination of your account and subject you to civil and/or criminal liability.

(ii) Master Account and Sub-Accounts When you register online for mplayer.com, you will receive a password and a master account ("Master Account"). You are entirely responsible for any and all activities conducted through your Master Account and any sub-accounts or Member-names under your Master Account ("Sub-Accounts"). You may permit another individual,

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including a minor, to use your Master Account or Sub-Accounts subject to your supervision and assumption of all resulting liabilities. You agree to notify Mpath immediately of any unauthorized use of your password or any of your accounts, or of any other breach of security.

(iii) Passwords. Upon your registration as a Member of mplayer.com, you will select a password. You are responsible for maintaining the confidentiality of your password and are liable for any harm resulting from disclosing or allowing disclosure of any password or from use by any person of your password to gain access to your Master Account(s) or any Sub-Accounts. Therefore, for security purposes, Mpath recommends that you change your password often. (You can do this by selecting the "Info" button on the mplayer.com Gizmo, then "Modify Account" function of the mplayer.com client software.) At no time should you respond to an online request for a password, except when prompted by the mplayer.com Gizmo or for special mplayer.com promotional programs. Mpath employees will never ask for your password online. You acknowledge that although mplayer.com offers a feature that allows you to bypass the password protection, this feature permits anyone who has access to your computer to easily access your Master Account and/or Sub-Accounts. Use of this password bypass feature is at your own risk. YOU ARE FULLY LIABLE FOR ALL CHARGES UNDER YOUR MASTER ACCOUNT AND/OR SUB-ACCOUNTS, INCLUDING ANY UNAUTHORIZED CHARGES TO THOSE ACCOUNTS.

(iv) Member Names. Upon your registration as a Member of mplayer.com, you must choose one or more Member names to identify yourself to other Members and mplayer.com staff. You may not select or use a Member name of another person (unless it is also your name), or a name which violates any third party's trademark right, copyright, or other proprietary right, which is or may be illegal, which may cause confusion, or which Mpath deems in its discretion to be vulgar or otherwise offensive. Mpath reserves the right to delete any vulgar or otherwise offensive Member name, or to require deletion thereof.

(v) Former Members. Members whose accounts have been terminated by Mpath may not access mplayer.com in any manner or for any reason without the express written permission of Mpath. Active Members may not knowingly allow former Members who have been terminated to use the active Members' accounts.

2.   MEMBER PRIVACY

It is Mpath's policy to respect the privacy of its Members. Please refer to Mpath's PRIVACY POLICY for more information.

You agree that Mpath may access and disclose any information about you or your accounts, if Mpath believes in good faith that such action is reasonably necessary to comply with the law, to comply with legal process, to operate its systems properly, or to protect itself, its Members, or others.

3.   PROPRIETARY RIGHTS TO CONTENT

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You acknowledge that (a) mplayer.com contains games, information, communications, software, text, photos, video, graphics, music, voices, sounds and other material and services (collectively, "Content"), and (b) such Content may be provided under license by independent content providers ("ICPs"), including, but not limited to, game publishers and other Members. You, and any user of your Master Account or Sub-Accounts, must evaluate, and bear the risk associated with, the accuracy, completeness or usefulness of any Content. Mpath does not pre-screen Content as a matter of policy, but Mpath and ICPs shall have the right, but not the responsibility, to remove Content which is deemed in their discretion harmful, offensive, or otherwise in violation of this MA. Such removal may be immediate and without notice.

You acknowledge that: (a) mplayer.com permits access to Content that is protected by copyrights, trademarks, service marks, patents or other proprietary rights owned by Mpath or third parties (collectively, "Rights"), (b) these Rights are valid and protected in all media existing now or later developed, and
(c) except as is explicitly provided otherwise, your use of Content shall be governed by generally applicable copyright and other intellectual property laws. You may make a copy of this Content for your personal, non-commercial use only, provided that you keep all copyright or other proprietary notices intact. You may not modify, copy, reproduce, republish, upload, post, transmit, sell, publish, broadcast, create derivative works from, perform, or distribute in any way Content available through mplayer.com, including code and software, without express prior written consent.

You agree that you may upload or otherwise transmit on or through mplayer.com only Content (including games) that is not subject to any Rights, or Content in which any holder of Rights has given express authorization for distribution on mplayer.com. Unless specified otherwise in your upload or transmission, by submitting Content to any area of the mplayer.com Web Site you automatically grant -- or warrant that the owner of such Content has expressly granted - Mpath, its successors and assigns a royalty-free, perpetual, irrevocable, non-exclusive right and license to use, reproduce, modify, adapt, publish, translate, create derivative works from, distribute, perform and display such Content (in whole or part) worldwide and/or to incorporate it in other works in any form, media, or technology now known or later developed for the full term of any Rights that may exist in such Content. You also grant Mpath the right to authorize the downloading and printing of such material, or any portion thereof, by end users for their personal use. If you participate in audio conversations in mplayer.com's public chat rooms, you give Mpath your consent to record those conversations and to use those recorded conversations, in whole or in part, for promotional purposes.

4.   END USER LICENSE

The Software License Agreement states the rights you are granted in connection with all software provided by Mpath. By using mplayer.com you reaffirm on an ongoing basis that you agree to be bound by the terms and conditions of the then-current version of the Software License Agreement.

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5. DISCLAIMER OF WARRANTY

To the maximum extent allowed by law, Mpath, its licensors and subcontractors do not warrant any connection to, compatibility with, transmission over, nor results or use of, any network connection or facilities provided (or failed to be provided) through mplayer.com. From time to time the porting of a particular game may not be feasible and Mpath may remove any such game from its "Coming Soon" list without any liability to Member. Member is responsible for assessing its own computer and transmission network needs, and the results to be obtained therefrom.

YOU EXPRESSLY AGREE THAT USE OF MPLAYER.COM, ALL SOFTWARE DISTRIBUTED BY MPATH, AND THE INTERNET ARE AT YOUR SOLE RISK. MPLAYER.COM AND ALL SOFTWARE DISTRIBUTED BY MPATH AND ANY THIRD PARTY ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS AND WITHOUT WARRANTIES OR CONDITIONS OF ANY KIND EITHER EXPRESS OR IMPLIED.

YOU ACKNOWLEDGE THAT MPATH DOES NOT CONTROL IN ANY RESPECT ANY INFORMATION, PRODUCTS OR SERVICES OFFERED BY THIRD PARTIES THROUGH MPLAYER.COM. MPATH IS NOT RESPONSIBLE FOR CONTENT PROVIDED BY THIRD PARTIES, AND ASSUMES NO RESPONSIBILITY FOR AND MAKES NO WARRANTY OR REPRESENTATION AS TO THE ACCURACY, CURRENCY, COMPLETENESS, RELIABILITY OR USEFULNESS OF CONTENT DISTRIBUTED THROUGH MPLAYER.COM. MPATH DOES NOT ENDORSE, WARRANT OR GUARANTEE ANY PRODUCT OR SERVICE OFFERED THROUGH MPLAYER.COM BY ANY THIRD PARTY, WILL NOT BE A PARTY TO OR IN ANY WAY MONITOR ANY TRANSACTION BETWEEN YOU AND THIRD-PARTY PROVIDERS OF PRODUCTS OR SERVICES, AND WILL NOT BEAR ANY RESPONSIBILITY FOR THEIR PRODUCTS, SERVICES, POLICIES OR ACTIONS. MEMBERS USING ANY SUCH PRODUCTS AND SERVICES MAY BE SUBJECT TO ADDITIONAL TERMS AND CONDITIONS RELATING TO THE USE OF SUCH THIRD PARTY CONTENT, SOFTWARE OR SERVICES AND FAILURE TO ABIDE BY THOSE ADDITIONAL TERMS AND CONDITIONS MAY RESULT IN TERMINATION OF MEMBERSHIP.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, MPATH EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, AND THOSE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, WITH RESPECT TO THE MPATH SERVICE, ALL SOFTWARE DISTRIBUTED BY MPATH, OR THE INTERNET.

MPATH MAKES NO WARRANTY THAT MPLAYER.COM WILL MEET YOUR REQUIREMENTS, NOR THAT THE MPLAYER.COM WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE. MPATH DOES NOT MAKE ANY WARRANTY OR

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REPRESENTATION AS TO THE USE OR THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF
MPLAYER.COM.

MPATH ASSUMES NO RESPONSIBILITY FOR ANY DAMAGES SUFFERED BY MEMBER, INCLUDING, BUT NOT LIMITED TO, FAILURE OF A GAME TO BE PORTED TO MPATH DESPITE ADVERTISING TO THE CONTRARY, LOSS OF DATA FROM DELAYS, NONDELIVERIES, ERRORS, SYSTEM DOWN TIME, MISDELIVERIES, NETWORK OR SYSTEM OUTAGES, FILE CORRUPTION, OR SERVICE INTERRUPTIONS CAUSED BY THE NEGLIGENCE OF MPATH, ITS LICENSORS AND SUBCONTRACTORS, OR MEMBER'S OWN ERRORS AND/OR OMISSIONS.

Mpath makes no warranty with respect to any related software or hardware used or provided by Mpath in connection with the Service. Any patent, trademark, trade secret or warranty infringements, whether actual or alleged, are the direct responsibility of the manufacturer of said hardware or software product. Mpath assumes no responsibility for any actions or liabilities arising from the possession or use of these software or hardware products. Mpath makes no warranty that defects in the software will be corrected or that the Web Site or the server that makes it available is free of viruses or other harmful components.

No advice or information, whether oral or written, obtained by you from Mpath or through mplayer.com shall create any warranty not expressly stated herein.

SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN WARRANTIES OR CONDITIONS, SO SOME OF THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU.

6. LIMITATION OF LIABILITY

YOU ACKNOWLEDGE THAT MPATH SHALL NOT ASSUME OR HAVE ANY LIABILITY FOR ANY ACTION BY MPATH OR ITS ICPs OR OTHER LICENSORS WITH RESPECT TO CONDUCT, COMMUNICATION OR CONTENT ON MPLAYER.COM. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, UNDER NO CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, SHALL MPATH BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES OR LOSS OF BUSINESS, LOST PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS, EVEN IF MPATH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) IN CONNECTION WITH MPLAYER.COM OR WITH ANY OTHER PRODUCT OR SERVICE PROVIDED BY MPATH, OR RESULTING FROM THE USE OR THE INABILITY TO USE MPLAYER.COM, OR FROM ANY GOODS OR SERVICES PURCHASED OR OBTAINED OR TRANSACTION ENTERED INTO THROUGH OR FROM MPLAYER.COM, OR FROM UNAUTHORIZED ACCESS TO OR ALTERATION OF YOUR TRANSMISSIONS, DATA, OR ACCOUNT.

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YOU SPECIFICALLY AGREE THAT MPATH IS NOT RESPONSIBLE OR LIABLE TO YOU OR ANYONE
ELSE FOR ANY THREATENING, DEFAMATORY, OBSCENE, OFFENSIVE OR ILLEGAL CONDUCT OF ANY OTHER PARTY OR ANY INFRINGEMENT OF ANOTHER'S RIGHTS, INCLUDING INTELLECTUAL PROPERTY RIGHTS.

MPATH'S ENTIRE LIABILITY AND YOUR EXCLUSIVE REMEDY WITH RESPECT TO USE OF MPLAYER.COM AND ALL SOFTWARE DISTRIBUTED BY MPATH SHALL BE THE REPLACEMENT OF ANY SOFTWARE DEVELOPED BY OR FOR MPATH WHICH IS FOUND TO BE DEFECTIVE, USING MEDIA CHOSEN BY MPATH. MPATH'S LIABILITY TO YOU FOR BREACH OF THIS AGREEMENT IS LIMITED SOLELY TO $15.

SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CERTAIN DAMAGES; IN SUCH STATES MPATH'S LIABILITY IS LIMITED TO THE EXTENT PERMITTED BY LAW.

7. INDEMNIFICATION

You agree to defend, indemnify and hold harmless Mpath, its parents, subsidiaries, affiliated companies, officers, employees, licensees, distributors and ICPs from all losses, liabilities, claims, demands, damages or expenses, including reasonable attorney's fees, (i) arising from breach of this MA by use of, or in connection with, the transmission by or through your Master Account or Sub-Accounts of any Content on mplayer.com, or (ii) asserted by any third party due to or arising from or in connection with your use of or conduct on mplayer.com. Mpath reserves the right, at its own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you hereunder, which shall not excuse your indemnity obligations.

8. TERMINATION

Either you or Mpath may terminate your subscription to mplayer.com at any time with or without cause. Your only right with respect to any dissatisfaction with any (i) MA term, or policy or practice of Mpath in operating mplayer.com, (ii) Content available through mplayer.com or change therein, or (iii) amount or type of fees or billing methods, or change therein, is to terminate your subscription to mplayer.com by notifying mplayer.com Member Support of your desire to terminate by telephone. Billing only applies to mplayer.com Plus membership and certain special events for which a charge may be levied. Prior to any such charges being levied you will be prompted to accept any such charges and submit your billing information. Your notice of termination will be effective upon receipt by Mpath, or upon receipt of confirmation if confirmation is requested. If your Master Account and Sub-Accounts are terminated or canceled, no refund of any mplayer.com Plus or special event fees will be granted and any online time credited to your Master Account(s) or Sub-Accounts is not convertible to cash or other form of credit.

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9. IMPERMISSIBLE CONDUCT

You may not engage in conduct or communication while using mplayer.com which is unlawful or which restricts or inhibits any other user from using or enjoying mplayer.com. You agree to use mplayer.com only for lawful purposes. You agree to abide by all applicable local, state, national and international laws and regulations. Any conduct by you that in Mpath's sole discretion restricts or inhibits any other Member, person or entity from using or enjoying mplayer.com or another service will not be permitted and shall entitle Mpath to immediately terminate your membership without notice.

Mpath reserves the right to terminate your membership if it determines in its sole discretion that you have engaged in any impermissible conduct. Mpath reserves the right to exercise whatever means it deems necessary to prevent unauthorized access to our service, including, but not limited to, technological barriers, IP mapping, and direct contact with your Internet Service Provider
(ISP).

Set forth below by way of example, and not as a limitation, are some common examples of impermissible conduct, which may result in termination of your membership. This list is not exhaustive. Mpath reserves the right, but does not assume the responsibility, to restrict conduct which Mpath deems in its discretion to be harmful to individual Members, damaging to the communities which use mplayer.com, or in violation of Mpath's or any third party's rights. You acknowledge that communications over mplayer.com often occur in real-time, or may be posted on one of mplayer.com's message boards or libraries, and Mpath cannot, and does not intend to, review, screen or edit communications.

You may not post material or use mplayer.com to:

(1) harass, threaten, embarrass or cause distress, unwanted attention or discomfort upon another user of mplayer.com or other person or entity,

(2) post or transmit sexually explicit images or other content which is deemed by Mpath to be offensive or harmful to minors,

(3) transmit any unlawful, harmful, threatening, abusive, harassing, defamatory, vulgar, obscene, hateful, or otherwise objectionable Content, including but not limited to material based on a person's race, national origin, ethnicity, religion, gender, sexual orientation, disablement or other such affiliation, even if masked by symbols or other characters,

(4) cause the screen to "scroll" faster than other users are able to type to it, including but not limited to entering a set of random characters, repeatedly entering a carriage return or taking any action with a similar disruptive effect,

(5) impersonate any person, including but not limited to, an Mpath official or employee, an ICP or ICP official or employee, or a moderator, forum leader, guide or host, or communicate under a false name or a name that you are not entitled or authorized to use, in any form of online communication, including, but not limited to, Member names, Member profiles, voice, text or graphic chat and message postings,

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(6) disrupt the normal flow of dialogue in a chat room or otherwise act in a manner that negatively affects other users, individuals or entities, including but not limited to repeatedly interrupting conversation between Members, acting in such a way as to antagonize, harass or create hostility in a chat room or lobby, or making commercial postings, solicitations or advertisements,

(7) post or transmit chain letters, pyramid schemes, junk mail, spamming or any duplicative or unsolicited messages (commercial or otherwise),

(8) post or transmit any unsolicited advertising, promotional materials, or other forms of solicitation to other Members, individuals or entities, except in those areas that are designated for such a purpose,

(9) violate any operating rule, regulation, procedure, policy or guideline of any other interactive service, or interfere with or disrupt networks connected to mplayer.com, (10) intentionally or unintentionally violate any applicable local, state, national or international law or regulation,

(11) modify any files which Mpath does not specifically authorize you to modify,

(12) knowingly distribute a virus, worm, Trojan horse, time bomb, cancelbot, or other destructive program,

(13) knowingly distribute software or content in violation of any license agreement,

(14) violate any U.S. law regarding the transmission of technical data or software exported from the United States,

(15) harvest or otherwise collect information about others, including e-mail addresses, without their consent,

(16) transmit or use any material that may infringe the intellectual property rights or other rights of third parties, including trademark, copyright or right of publicity, without the express permission of the Rights holder,

(17) attempt to gain unauthorized access to mplayer.com, other member accounts, computer systems or networks connected to mplayer.com, through password mining or any other means, or

(18) use the HTML capabilities of your profile to negatively affect another member's experience.

If you witness any conduct that violates Mpath's terms of conduct, Mpath encourages you to contact Mpath Customer Service through any means described on the Web Site. Mpath will handle information you provide in its sole discretion, and does not guarantee any action based on such information.

10. USE OF PERSONAL PUBLISHING TOOLS

Mpath may provide Members with personal publishing tools to enable Members to create personal home pages or other Content. Use of such publishing tools will be subject to this MA. Mpath reserves the right to require the removal of links or other content on or through Members' home pages or personal Internet sites if providing such content or links causes undue load or other problems on mplayer.com, or constitutes impermissible member conduct.

11. ENTIRE AGREEMENT; MODIFICATION OF MA

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This Agreement and the Software License Agreement comprise the entire agreement between Mpath and you, and supersede any prior agreements between you and Mpath with respect to the subject matter hereof or thereof. However, you are subject to any additional terms and conditions of which you are notified and/or which may apply when using third-party content, software or services. Mpath reserves the right, at its discretion, to revise this MA at any time, and such revision shall be effective immediately upon the posting of the revised MA at the Web Site on www.mplayer.com. You agree to review the MA periodically to become aware of such revisions. If any such revision is unacceptable to you, you may terminate your membership as provided in Section 8. Your continued use of mplayer.com following posting of the revised MA on the Web Site shall be conclusively deemed to be acceptance of all such revisions.

12. GENERAL PROVISIONS

You may not use, copy, modify, sublicense, rent, sell, assign or transfer the license granted pursuant to this MA, or mplayer.com, except as expressly provided in this MA. Any assignment in violation of this MA is void.

If any provision of this MA is held to be unenforceable or contrary to law for any reason, such provision shall be reformed only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability (i) of such provision under other circumstances, or (ii) of the remaining provisions hereof under all circumstances.

The paragraph headings contained in this MA are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs, and have no legal or contractual significance.

Mpath and you are independent contractors under this MA. Mpath's failure to enforce at any time any of the provisions of this MA shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of any party to enforce each and every such provision thereafter. The express waiver by Mpath of any provision, condition or requirement of this MA shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement. Notwithstanding anything else in this MA, no default, delay or failure to perform on the part of Mpath shall be considered a breach of this MA if such default, delay or failure to perform is shown to be due to causes beyond the reasonable control of Mpath.

This MA is governed by and construed in accordance with the laws of the state of California and the United States of America, excluding their conflict of law provisions. You and Mpath agree to submit to the exclusive jurisdiction of the courts located in the county of Santa Clara in the state of California or the Northern District of California.

You and Mpath agree that any cause of action arising out of or related to your use of mplayer.com must commence within one (1) year after the cause of action arose, notwithstanding any statute to the contrary, otherwise such cause of action is permanently barred.

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You acknowledge that you have read this MA, understand it, and agree to be bound by its terms and conditions. This MA represents the complete and exclusive statement of the agreements concerning mplayer.com between you and Mpath and supersedes all prior agreements between the parties.

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                                   EXHIBIT G
                          INFOSEEK CONTENT GUIDELINES

The guidelines may not be ready as of the Effective Date. Infoseek will provide such guidelines to Mpath within [XXXXX] of the Effective Date. If Mpath finds the Infoseek Guidelines unacceptable, in its reasonable good faith judgment then Mpath may, within [XXXXX] of receipt of such guidelines, cancel this Agreement without liability, on account of termination to either party. Such cancellation right shall only apply to Mpath's initial receipt of the guidelines; it shall not apply to subsequent revisions of the guidelines by Infoseek.

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                                   EXHIBIT H
               INFOSEEK CONTENT PROVIDER ADVERTISING GUIDELINES

The guidelines may not be ready as of the Effective Date. Infoseek will provide the guidelines to Mpath within [XXXXX] of the Effective Date.
If Mpath finds the Infoseek Guidelines unacceptable, in its reasonable good faith judgment then Mpath may, within [XXXXX] of receipt of such guidelines, cancel this Agreement without liability, on account of termination to either party. . Such cancellation right shall only apply to Mpath's initial receipt of the guidelines; it shall not apply to subsequent revisions of the guidelines by Infoseek.


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                                   EXHIBIT I
                           EXCEPTION, SECTION 8.2(I)

[XXXXX], [XXXXX], [XXXXX], and [XXXXX] games are excepted from the Section 8.2(i) representation and warranty. In the case of [XXXXX], [XXXXX], and [XXXXX], Mpath is engaged in license negotiations with the respective game developers and/or owners but has not yet closed a written agreement with them. The respective game developers and/or owners are aware that the games are available on the Service. If such game developers/owners at any time object in writing to the use of such games on the Service without a license, Mpath shall immediately remove such games. As for [XXXXX] games, Mpath may, in the future, provide enabling lobbies and matchmaking for [XXXXX] for which, due to the technology employed, a license is not required.


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                                   EXHIBIT J
                CO-BRANDED SOFTWARE FUNCTIONALITY AND FEATURES


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                                   EXHIBIT K
                             SECTION 4.4 USER DATA

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